                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                                               MARCH 31,                DECEMBER 31,
                                                                                        ---------------------           ------------
                                                                                        2004             2003              2003
                                                                                        ----             ----              ----

                                                                                                 (DOLLARS IN THOUSANDS)
ASSETS
  Cash and due from banks ....................................................     $    741,678      $    842,860      $    961,986
  Interest-bearing deposits at financial institutions ........................           72,309           105,452            84,590
  Federal funds sold and securities purchased
     under agreements to resell ..............................................           10,567            43,885           699,800
  Trading account assets .....................................................          297,734           294,669           343,089
  Loans held for resale ......................................................        1,141,788         2,081,114           832,474
  Available for sale securities ..............................................        5,211,084         6,083,615         4,955,877
  Loans:
    Commercial, financial and agricultural ...................................        4,904,737         5,176,219         5,007,404
    Foreign ..................................................................          284,223           188,366           258,713
    Accounts receivable - factoring ..........................................          641,566           732,154           595,337
    Real estate - construction ...............................................        2,343,970         2,313,278         2,304,309
    Real estate - mortgage
      Secured by 1-4 family residential ......................................        3,476,528         4,281,303         3,515,057
      Non-farm, nonresidential properties ....................................        5,164,793         5,098,396         5,139,525
      Multi-family (5 or more) residential ...................................          868,239           822,713           856,094
      Secured by farmland ....................................................          467,805           482,903           474,456
    Home equity ..............................................................        2,174,520         1,674,379         2,062,582
    Consumer .................................................................        1,719,029         1,900,904         1,759,076
    Direct lease financing ...................................................           44,417            67,012            47,926
                                                                                   ------------      ------------      ------------
  Total loans ................................................................       22,089,827        22,737,627        22,020,479
  Less:  Unearned income .....................................................          (24,539)          (23,012)          (24,442)
            Allowance for losses on loans ....................................         (308,763)         (350,962)         (330,826)
                                                                                   ------------      ------------      ------------
        Net loans ............................................................       21,756,525        22,363,653        21,665,211
  Premises and equipment, net ................................................          494,897           532,663           513,496
  Accrued interest receivable ................................................          158,467           204,454           168,418
  Mortgage servicing rights, net .............................................          324,966           240,287           352,105
  Goodwill, net ..............................................................          743,185           743,212           743,185
  Other intangibles, net .....................................................          157,955           183,441           167,921
  Other assets ...............................................................          386,809           441,523           422,577
                                                                                   ------------      ------------      ------------
         TOTAL ASSETS ........................................................     $ 31,497,964      $ 34,160,828      $ 31,910,729
                                                                                   ============      ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing ......................................................     $  5,498,829      $  5,109,821      $  5,384,335
    Time deposits of $100,000 and over .......................................        1,494,822         1,636,165         1,576,916
    Other interest-bearing ...................................................       15,751,107        17,797,243        16,184,933
                                                                                   ------------      ------------      ------------
        Total deposits .......................................................       22,744,758        24,543,229        23,146,184
  Short-term borrowings ......................................................        2,013,696         2,517,165         2,451,285
  Short- and medium-term senior notes ........................................          608,176           601,300           597,892
  Federal Home Loan Bank advances ............................................          428,598           959,687           428,903
  Other long-term debt .......................................................        1,631,270         1,201,349         1,598,405
  Accrued interest, expenses and taxes .......................................          205,475           258,630           158,778
  Other liabilities ..........................................................          759,567           789,909           463,643
                                                                                   ------------      ------------      ------------
        TOTAL LIABILITIES ....................................................       28,391,540        30,871,269        28,845,090
                                                                                   ------------      ------------      ------------

            Commitments and contingent liabilities ...........................               --                --                --

 Shareholders' equity
    Convertible preferred stock ..............................................               --            10,110             9,603
    Common stock, $5 par value; 300,000,000 shares authorized;
        190,019,520 issued and outstanding (198,737,222 at
        March 31, 2003 and 188,918,687 at December 31, 2003) .................          950,098           993,686           944,593
    Additional paid-in capital ...............................................          568,889           542,265           554,722
    Retained earnings ........................................................        1,599,551         1,706,733         1,590,355
    Unearned compensation ....................................................          (41,039)          (21,603)          (36,081)
    Accumulated other comprehensive income- cash flow hedges, net ............            8,802                --             1,747
    Accumulated other comprehensive income- available for sale securities, net           20,123            58,368               700
                                                                                   ------------      ------------      ------------
        TOTAL SHAREHOLDERS' EQUITY ...........................................        3,106,424         3,289,559         3,065,639
                                                                                   ------------      ------------      ------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...........................     $ 31,497,964      $ 34,160,828      $ 31,910,729
                                                                                   ============      ============      ============

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED
                                                                       MARCH 31,
                                                                       ---------
                                                                  2004         2003
                                                                  ----         ----
                                                                (DOLLARS IN THOUSANDS,
                                                                EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans ...............................     $293,597     $342,327
  Interest and dividends on investment securities
    Taxable ................................................       44,859       51,757
    Tax-exempt .............................................        4,202        8,633
  Interest on deposits at financial institutions ...........          274          452
  Interest on federal funds sold and securities purchased
    under agreements to resell .............................          312          155
  Interest on trading account assets .......................        1,763        2,287
  Interest on loans held for resale ........................        9,927       28,009
                                                                 --------     --------
      Total interest income ................................      354,934      433,620
                                                                 --------     --------

INTEREST EXPENSE
  Interest on deposits .....................................       56,015       80,412
  Interest on short-term borrowings ........................        4,655        9,272
  Interest on long-term debt ...............................       27,176       32,613
                                                                 --------     --------
      Total interest expense ...............................       87,846      122,297
                                                                 --------     --------

      NET INTEREST INCOME ..................................      267,088      311,323
PROVISION FOR LOSSES ON LOANS ..............................       62,823       48,649
                                                                 --------     --------

     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS      204,265      262,674
                                                                 --------     --------

NONINTEREST INCOME
  Service charges on deposit accounts ......................       55,624       57,722
  Mortgage banking revenue, net ............................        1,324        4,673
  Factoring commissions and fees ...........................        9,787        9,900
  Professional employment organization, net revenues .......        5,811        6,391
  Bankcard transaction fees ................................        9,577        9,683
  Investment securities gains, net .........................       31,861       18,956
  Financial services .......................................       19,514       17,734
  Other income .............................................       41,912       24,467
                                                                 --------     --------
      Total noninterest income .............................      175,410      149,526
                                                                 --------     --------

NONINTEREST EXPENSE
  Salaries and employee benefits ...........................      137,374      136,918
  Net occupancy expense ....................................       25,630       25,743
  Equipment expense ........................................       20,431       20,194
  Other intangibles amortization ...........................        5,042        5,290
  Other expense ............................................       88,229       81,515
                                                                 --------     --------
      Total noninterest expense ............................      276,706      269,660
                                                                 --------     --------

      EARNINGS BEFORE INCOME TAXES .........................      102,969      142,540
Income taxes ...............................................       29,861        8,829
                                                                 --------     --------
      NET EARNINGS .........................................     $ 73,108     $133,711
                                                                 ========     ========

      NET EARNINGS APPLICABLE TO COMMON SHARES .............     $ 73,033     $133,510
                                                                 ========     ========

EARNINGS PER COMMON SHARE
    Basic ..................................................     $    .39     $    .67
    Diluted ................................................          .38          .67

DIVIDENDS PER COMMON SHARE .................................          .33          .33

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic ..................................................      189,295      198,549
    Diluted ................................................      191,093      200,355

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
              CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                               THREE MONTHS ENDED MARCH 31,
                                                          --------------------------------------------------------------------------
                                                                          2004                                    2003
                                                          -----------------------------------      ---------------------------------
                                                                           INTEREST     FTE                     INTEREST      FTE
                                                             AVERAGE        INCOME/    YIELD/      AVERAGE       INCOME/     YIELD/
                                                             BALANCE        EXPENSE     RATE       BALANCE       EXPENSE      RATE
                                                             -------        -------     ----       -------       -------      ----
ASSETS                                                                               (DOLLARS IN THOUSANDS)
  Interest-bearing deposits at financial institutions....  $    84,117      $    274     1.31%   $   186,914     $    452     0.98%
  Federal funds sold and securities purchased under
    agreements to resell.................................      120,625           312     1.04         49,840          155     1.26
  Trading account assets.................................      256,421         1,763     2.77        250,235        2,287     3.71
  Loans held for resale..................................      736,241         9,927     5.42      2,030,213       28,009     5.60
  Investment securities (1), (2)
    Taxable securities...................................    4,810,959        44,859     3.75      4,394,265       51,757     4.78
    Tax-exempt securities................................      339,611         6,360     7.53        690,028       13,106     7.70
                                                           -----------      --------             -----------     --------
   TOTAL INVESTMENT SECURITIES...........................    5,150,570        51,219     4.00      5,084,293       64,863     5.17

  Commercial, financial and agricultural loans...........    4,985,149        51,035     4.12      5,180,711       60,993     4.77
  Foreign loans..........................................      243,235         1,330     2.20        209,377        1,362     2.64
  Accounts receivable - factoring........................      619,509        11,390     7.39        679,816       12,876     7.68
  Real estate - construction loans.......................    2,346,914        29,420     5.04      2,269,957       30,081     5.37
  Real estate - mortgage loans
     Secured by 1-4 family residential...................    3,552,525        57,951     6.56      4,386,125       81,261     7.51
     Non-farm, non-residential properties................    5,156,974        69,989     5.46      5,060,147       77,747     6.23
     Multifamily (5 or more) residential.................      852,808        11,216     5.29        834,464       12,880     6.26
     Secured by farmland.................................      468,285         6,808     5.85        486,779        7,750     6.46
     Home equity.........................................    2,118,547        24,117     4.58      1,600,416       18,451     4.68
  Consumer loans.........................................    1,742,145        30,603     7.07      1,955,312       38,835     8.05
  Direct lease financing.................................       45,165           722     6.43         69,735        1,132     6.58
                                                           -----------      --------             -----------     --------
  Loans, net of unearned income (1), (3), (4)............   22,131,256       294,581     5.35     22,732,839      343,368     6.13
                                                           -----------      --------             -----------     --------
   TOTAL EARNING ASSETS(1),(2),(3),(4)...................   28,479,230       358,076     5.06     30,334,334      439,134     5.87
  Cash and due from banks................................      742,578                               664,796
  Premises and equipment, net............................      506,541                               539,439
  Allowance for losses on loans..........................    (331,836)                              (329,786)
  Goodwill and other intangibles, net....................      906,704                               929,323
  Other assets...........................................      970,592                             1,093,892
                                                           -----------                           -----------
   TOTAL ASSETS..........................................  $31,273,809                           $33,231,998
                                                           ===========                           ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Money market accounts..................................  $ 5,663,604         9,146     0.65    $ 5,722,316       15,674     1.11
  Interest-bearing checking..............................    3,429,944         2,451     0.29      3,462,093        4,729     0.55
  Savings deposits.......................................    1,488,195           726     0.20      1,408,927        1,755     0.51
  Time deposits of $100,000 and over.....................    1,560,888        10,391     2.68      1,643,022       12,768     3.15
  Other time deposits....................................    5,477,103        33,301     2.45      6,345,182       45,486     2.91
                                                           -----------      --------             -----------     --------
   TOTAL INTEREST-BEARING DEPOSITS.......................   17,619,734        56,015     1.28     18,581,540       80,412     1.76
                                                           -----------      --------             -----------     --------
  Short-term borrowings
     Federal funds purchased and securities sold under
       agreements to repurchase..........................    1,938,704         4,039     0.84      2,547,340        6,859     1.09
    Other................................................      231,964           616     1.07        784,140        2,413     1.25
                                                           -----------      --------             -----------     --------
   TOTAL SHORT-TERM DEBT.................................    2,170,668         4,655     0.86      3,331,480        9,272     1.13
                                                           -----------      --------             -----------     --------
  Long-term debt
    Federal Home Loan Bank advances......................      428,748         4,927     4.62        959,857        6,864     2.90
    Subordinated capital notes...........................    1,398,716        15,032     4.32        975,030       16,577     6.90
    Medium-term senior notes.............................      602,637         5,277     3.52        599,974        6,844     4.63
    Obligation for Trust Preferred Securities............      212,788         1,935     3.66        209,713        1,819     3.52
    Other................................................          184             5    10.93         29,552          509     6.99
                                                           -----------      --------             -----------     --------
   TOTAL LONG-TERM DEBT..................................    2,643,073        27,176     4.14      2,774,126       32,613     4.77
                                                           -----------      --------             -----------     --------

   TOTAL INTEREST-BEARING LIABILITIES....................   22,433,475        87,846     1.57     24,687,146      122,297     2.01
  Noninterest-bearing demand deposits....................    5,079,356             -               4,672,871            -
                                                           -----------      --------             -----------     --------
   TOTAL SOURCES OF FUNDS................................   27,512,831        87,846              29,360,017      122,297
                                                           -----------      --------             -----------     --------
  Other liabilities......................................      685,027                               691,839
  Shareholders' equity
    Preferred stock......................................        9,277                                10,158
    Common equity........................................    3,066,674                             3,169,984
                                                           -----------                           -----------
   TOTAL SHAREHOLDERS' EQUITY............................    3,075,951                             3,180,142
                                                           -----------                           -----------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY............  $31,273,809                           $33,231,998
                                                           ===========                           ===========
  NET INTEREST INCOME (1)................................                   $270,230                             $316,837
                                                                            ========                             ========
  NET INTEREST RATE SPREAD (1)...........................                                3.48%                                3.86%
                                                                                         ====                                 ====
  NET INTEREST MARGIN (1)................................                                3.82%                                4.24%
                                                                                         ====                                 ====

  TAXABLE-EQUIVALENT ADJUSTMENTS
            Loans........................................                   $    984                             $  1,041
            Investment securities........................                      2,158                                4,473
                                                                            --------                             --------
   Total.................................................                   $  3,142                             $  5,514
                                                                            ========                             ========

----------------------

(1)  Taxable-equivalent yields are calculated assuming        (3)  Includes loan fees in both interest income
     a 35% federal income tax rate                                 and the calculation of the yield on income
(2)  Yields are calculated on historical cost and exclude     (4)  Includes loans on nonaccrual status.
     the impact of the unrealized gain (loss) on available
     for sale securities.

                           UNION PLANTERS CORPORATION
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              THREE MONTHS ENDED
                                                                                    MARCH 31,
                                                                       --------------------------------
                                                                             2004              2003
                                                                             ----              ----
ASSET QUALITY
   Nonperforming assets
      Nonaccrual loans
         Other than FHA/VA .......................................     $     194,643      $     242,164
         FHA/VA (1) ..............................................               561                576
                                                                       -------------      -------------
         Total nonaccrual loans ..................................           195,204            242,740
      Restructured loans .........................................               298                481
      Foreclosed properties ......................................            56,781             69,671
                                                                       -------------      -------------
         Total nonperforming assets ..............................     $     252,283      $     312,892
                                                                       =============      =============

   Loans 90 days past due and not on nonaccrual status
      Other than FHA/VA ..........................................     $     156,363      $     203,927
      FHA/VA (1) .................................................            30,295             62,099
                                                                       -------------      -------------
         Total loans 90 days past due and not on nonaccrual status     $     186,658      $     266,026
                                                                       =============      =============

   Net charge-offs of loans ......................................     $      40,254      $      48,649

   Allowance for losses on loans to loans ........................             1.38%              1.55%
   Nonperforming loans to loans ..................................             0.87%              1.07%
   Nonperforming assets to loans and foreclosed properties .......             1.12%              1.37%
   Net charge-offs as a percentage of average loans ..............             0.73%              0.87%

SELECTED FINANCIAL RATIOS
   Net earnings
       Return on average assets ..................................             0.94               1.63
       Return on average common equity ...........................             9.58              17.08
   Tier 1 capital to risk weighted assets (2) ....................             9.74              10.04
   Leverage ratio at March 31, ...................................             8.01               8.00
   Shareholders' equity to total assets at March 31, .............             9.86               9.63

SUPPLEMENTAL DATA
   Tier 1 capital ................................................     $   2,431,038      $   2,578,817

PER COMMON SHARE DATA
   Cash dividends paid ...........................................              0.33               0.33
   Book value ....................................................             16.35              16.50



(1) FHA/VA loans represent minimal credit risk to Union Planters.
(2) Estimated at March 31, 2004.

                           UNION PLANTERS CORPORATION
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


OTHER INFORMATION:

                                                                                      YEAR-TO-DATE
SHORT-TERM BORROWINGS INCLUDE:                           PERIOD-END BALANCE         AVERAGE BALANCE
                                                             MARCH 31, 2004          MARCH 31, 2004
                                                             --------------          --------------
Federal funds purchased                                           $  682,050              $  678,859
Securities sold under agreement to repurchase                      1,199,001               1,259,845
Short-term federal home loan bank advances                                 -                  31,868
Other short-term debt                                                132,645                 200,096
                                                                  ----------              ----------
                                                                  $2,013,696              $2,170,668
                                                                  ==========              ==========

                                                                                      YEAR-TO-DATE
OTHER LONG-TERM BORROWINGS INCLUDE:                      PERIOD-END BALANCE          AVERAGE BALANCE
                                                             MARCH 31, 2004          MARCH 31, 2004
                                                             --------------          --------------
Long-term federal home loan bank advances                        $  428,598              $  428,748
Subordinated notes                                                1,415,638               1,398,716
Obligations for Trust Preferred Securities                          215,449                 212,788
Medium-term senior notes                                            608,176                 602,637
Other long-term debt                                                    183                     184
                                                                 ----------              ----------
                                                                 $2,668,044              $2,643,073
                                                                 ==========              ==========

Full-time equivalent employees                                       10,335
Bank branches                                                           705
ATM locations                                                           917

Closing Stock Prices
High stock price - Year-to-date                                      $32.67
Low stock price - Year-to-date                                        28.84

High stock price - Quarter-to-date                                    32.67
Low stock price - Quarter-to-date                                     28.84


Parent company equity in subsidiaries                             3,310,006